UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2009 (November 9, 2009)

Rockwell Automation, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-12383	25-1797617
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 South Second Street Milwaukee, Wisconsin	53204
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 382-2000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02.	Results of Operations and Financial Condition.

Registrant’s press release dated November 9, 2009, announcing its financial results for the quarter and year ended September 30, 2009, is furnished herewith as Exhibit 99 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
99	Press Release of Registrant dated November 9, 2009.

(Page 2 of 4 Pages)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL AUTOMATION, INC.
(Registrant)

By: /s/ Douglas M. Hagerman

Douglas M. Hagerman
Senior Vice President, General Counsel and Secretary

Date: November 9, 2009

(Page 3 of 4 Pages)

EXHIBIT INDEX

Exhibit Number	Description
99	Press Release of Registrant dated November 9, 2009.

(Page 4 of 4 Pages)